                                                                    EXHIBIT 99.1


TECSTAR ELECTRO SYSTEMS, INC.
BALANCE SHEETS (UNAUDITED)


                                                                   As of
                                                        31-Dec-01          30-Apr-02
                                                       ------------      ------------
                                                               (in thousands)
      ASSETS
Cash                                                            392               415
Accounts Receivables -- Trade                                 5,124             4,520
Inventory                                                     8,752             6,987
Prepaid Expense                                                  61               187
                                                       ------------      ------------
      TOTAL CURRENT ASSETS                                   14,329            12,109

Land                                                            180               180
Building and Improvements                                       733               733
Machinery and Equipment                                       3,487             3,416
Accumulated Depreciation                                     (2,666)           (2,650)
                                                       ------------      ------------
      TOTAL PLANT, PROPERTY AND EQUIPMENT                     1,734             1,679

Intercompany Receivable                                          --                --
                                                       ------------      ------------
      TOTAL OTHER ASSETS                                         --                --
                                                       ------------      ------------

      TOTAL ASSETS                                           16,063            13,788
                                                       ============      ============

      LIABILITIES AND EQUITY
Accounts Payable                                              3,165             1,505
Accrued Compensation & Related Expenses                       2,171             2,251
Other Accrued Liabilities                                     1,010               440
Deferred Income                                                  47                25
                                                       ------------      ------------
      TOTAL CURRENT LIABILITIES                               6,393             4,221

Common Stock                                                     --                --
Additional Paid in Capital                                   12,468            11,718
Goodwill Write-off                                           (6,006)           (6,006)
Retained Earnings                                             3,208             3,855
                                                       ------------      ------------
      TOTAL EQUITY                                            9,670             9,567

      TOTAL LIABILITIES AND EQUITY                           16,063            13,788
                                                       ============      ============

TECSTAR ELECTRO SYSTEMS, INC.
INCOME STATEMENT (UNAUDITED)


                                                     Year            Four months
                                                     ended              ended
                                                   31-Dec-01          30-Apr-02
                                                  ------------       ------------
                                                          (in thousands)

NET SALES                                         $     27,881       $      8,628

Std Cost of Sales
     Material & Material Burden                         11,733              3,896
     Labor                                               2,586                748
     Other Direct                                          215                226
     Overhead                                            4,811              1,925
                                                  ------------       ------------
       Total Standard Cost of Sales                     19,345              6,795

     Std. Gross Margin                                   8,536              1,833
                                                            31%                21%

Mfg. Variances                                           1,186                664

Mfg. Overhead Spending                                   6,889              1,632
Facilities                                                   0                  0
Fringes                                                     (0)                (0)
Material Burden Spending                                 1,421                358
                                                  ------------       ------------
     Total Mfg. Overhead                                 8,310              1,990
Mfg. Overhead Absorbed                                  (6,586)            (2,638)
                                                  ------------       ------------
     Net (Over) Under Absorbed Overhead                  1,724               (648)

Royalties                                                   --                 --
Warranty                                                   388                 63
                                                  ------------       ------------
COST OF SALES                                           22,643              6,874
                                                  ------------       ------------

GROSS PROFIT                                             5,238              1,754

OPERATING EXPENSES:
     Research & Development                                203                 42
     Sales & Marketing                                     433                139
     Bid & Proposal                                        219                 40
     General & Administrative                            3,096                893
                                                  ------------       ------------
         TOTAL OPERATING EXPENSES                        3,950              1,114

         OPERATING PROFIT BEFORE CORP CHARGES            1,288                640

ALLOCATION OF CORPORATE
     Sales & Marketing                                      --                 --
     General & Administrative                              364                 --
                                                  ------------       ------------
         TOTAL CORPORATE CHARGES                           364                 --

     OPERATING INCOME (LOSS) AFTER CORP                    923                640

OTHER EXPENSES AND INCOME
     Interest and Other Expense                            (19)               (18)
     Interest and Other Income                          (4,778)               (30)
     Amortization of Intangibles                            --                 --
     One Time Fixed Asset Write-down                       900                 --
     Intercompany Uncollectible Write-off                  (54)                --
                                                  ------------       ------------
         TOTAL OTHER INC, & EXP                         (3,952)               (48)

         NET PROFIT (LOSS) BEFORE TAXES                  4,875                688

     PROVISION FOR TAXES                                   180                 41
                                                  ------------       ------------

         NET PROFIT (LOSS)                        $      4,695       $        674
                                                  ============       ============
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